UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2023

Blackstone Mortgage Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-14788	94-6181186
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue, 24th Floor

New York, New York 10154

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 655-0220

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	BXMT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 23, 2023, Blackstone Mortgage Trust, Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”). A quorum was present at the Annual Meeting, as required by the Company’s Seventh Amended and Restated Bylaws. The immediately following charts set forth the number of votes cast for and against, and the number of abstention votes and broker non-votes, with respect to each matter voted upon by the stockholders.

Proposal 1 – Election of Directors

The following ten individuals were elected to the Company’s Board of Directors to serve as directors until the next annual meeting of stockholders and until their successors have been duly elected and qualified.

	Votes For	Votes Withheld	Broker Non-Votes
Michael B. Nash	62,554,989	4,748,988	57,447,337
Katharine A. Keenan	65,452,698	1,851,279	57,447,337
Leonard W. Cotton	66,081,493	1,222,484	57,447,337
Thomas E. Dobrowski	64,538,227	2,765,750	57,447,337
Timothy Johnson	63,182,482	4,121,495	57,447,337
Nnenna Lynch	65,658,544	1,645,433	57,447,337
Henry N. Nassau	59,357,496	7,946,481	57,447,337
Gilda Perez-Alvarado	65,076,124	2,227,853	57,447,337
Jonathan L. Pollack	62,977,731	4,326,246	57,447,337
Lynne B. Sagalyn	63,601,623	3,702,354	57,447,337

Proposal 2 – Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2023

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was ratified.

Votes For	Votes Against	Votes Abstained
123,374,802	1,060,141	316,371

Proposal 3 – Advisory Vote on Executive Compensation: To Approve in a Non-binding, Advisory Vote, the Compensation Paid to Our Named Executive Officers

The stockholders approved, on an advisory, non-binding basis, the compensation paid to our named executive officers.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
62,826,192	3,880,676	597,109	57,447,337

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSTONE MORTGAGE TRUST, INC.

Date: June 26, 2023

	By:	/s/ Leon Volchyok
	Name:	Leon Volchyok
	Title:	Chief Legal Officer and Secretary